Exhibit 10.4

Supplemental Agreement No. 39

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 39 (SA-39), entered into as of June 2, 2016, by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement; and

WHEREAS, Boeing and Customer desire to add Letter Agreement No. AAL-PA-1977-LA-1502819 entitled “[*CTR]” to the Purchase Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:

The “Table of Contents” to the Purchase Agreement referencing SA-38 in the footer is deleted in its entirety and is replaced with the new “Table of Contents” (attached hereto) referencing SA-39 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

P.A. No. 1977	SA-39	Page 1
AAL

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Letter Agreements:

Letter Agreement No. AAL-PA-1977-LA-1502819 entitled “[*CTR]” is hereby incorporated into and made a part of the Purchase Agreement.

[This space intentionally left blank]

P.A. No. 1977	SA-39	Page 2
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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President & Treasurer
Title	Title

P.A. No. 1977 AAL	SA-39	Page 3

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description	SA-21
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1	Aircraft Delivery, Description, Price and Advance Payments	SA-29

1A	Aircraft Delivery, Description, Price and Advance Payments – [*CTR]	SA-33

1B	Aircraft Delivery, Description, Price and Advance Payments – Exercised MADP Aircraft	SA-33

1C	Aircraft Delivery, Description, Price and Advance Payments – [*CTR]	SA-33

1D	Aircraft Delivery, Description, Price and Advance Payments – Boeing Sky Interior Aircraft	SA-33

1E	Aircraft Delivery, Description, Price and Advance Payments – SA-34 Exercised Aircraft	SA-34

1F	Aircraft Delivery, Description, Price and Advance Payments – Purchased Aircraft	SA-38

EXHIBITS

A	Aircraft Configuration

A1	Aircraft Configuration	SA-33

A2	Aircraft Configuration	SA-33

B	Aircraft Delivery Requirements and Responsibilities

C	Defined Terms

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment Airframe and Optional Features	SA-20

BFE1	BFE Variables	SA-35

CS1	Customer Support Variables

SLP1	Service Life Policy Components

EE1	Engine Escalation, Engine Warranty and Patent Indemnity

P.A. No. 1977		SA-39
AAL	Table of Contents	Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757,767 and 777 Aircraft

~~6-1162-AKP-072R1~~	[*CTR]
Terminated Per AAL-PA-1977-LA-1105595

6-1162-AKP-073	Accident Claims and Litigation

6-1162-AKP-074R2	Business Considerations

6-1162-AKP-075R1	Aircraft Purchase Rights and Substitution Rights	SA-35
	- Attachment A	SA-35
	- Attachment B	SA-35
	- ~~Attachment C~~	SA-35

6-1162-AKP-076	Aircraft Performance Guarantees

6-1162-AKP-077	Spares Matters

6-1162-AKP-078	Model 737 Miscellaneous Commitments

6-1162-AKP-079	[*CTR]

6-1162-AKP-080	Installation of Cabin Systems Equipment

6-1162-AKP-081	Model 737 Maintenance Cost Commitment

6-1162-AKP-082	Confidentiality

6-1162-AKP-083	Model 737 Introduction Cost Commitment

6-1162-AKP-084	Performance Retention Commitment

6-1162-AKP-085	Component Reliability Commitments

6-1162-AKP-117	Delivery Schedule

6-1162-SSM-1405R1	Multiple Operating Weight Program Attachment B	SA-35
	- Attachment B	SA-35

6-1162-CLO-1035	Aircraft Performance Guarantees	SA-28

AAL-PA-1977-LA-1105509	Aircraft Performance Guarantees, 737-700	SA-35

AAL-PA-1977-LA-1105511	Aircraft Performance Guarantees, 737-900ER	SA-35

P.A. No. 1977		SA-39
AAL	Table of Contents	Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS, Continued		SA NUMBER

6-1162-CLO-1038	Advance Payments and Permitted Transactions	SA-31

6-1162-CLO-1082	Advance Payments and Permitted Transactions 2	SA-32

AAL-PA-1977-LA-01073	Advance Payments and Permitted Transactions 3	SA-34

AAL-PA-1977-LA-1105271	Advance Payments and Permitted Transactions 4	SA-35

AAL-PA-1977-LA-1105272R1	Business Considerations 2	SA-36

AAL-PA-1977-LA-1105616	Open Configuration Matters	SA-35

AAL-PA-1977-LA-1105863	Performance Guarantees for Rights Aircraft	SA-35

AAL-PA-1977-LA-08834	Business Considerations 3	SA-36

AAL-PA-1977-LA-08835	[*CTR]	SA-36

AAL-PA-1977-LA-1106665	[*CTR]	SA-36

AAL-PA-1977-LA-1106666	[*CTR]	SA-36

AAL-LA-1106678	Assignment Matters	SA-36

AAL-PA-1977-LA-1502819	[*CTR]	SA-39

P.A. No. 1977		SA-39
AAL	Table of Contents	Page 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]